			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF INDIANA

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

MONTHLY OPERATING REPORT Gregg Appliances, Inc.

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		11/26/2018
Signature of Authorized Individual*		Date

Kevin Kovacs		CEO/CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
October 1, 2018 to
(In Thousands)	October 31, 2018

Net Sales	$—
Cost of Goods Sold	—
Gross Profit/Loss	—

Operating Expenses:
Advertising Expense, Net	—
Occupancy Costs	3
Data Communications	0
Repair and Maintenance	—
Company Insurance (Non-Medical)	0
Employee Benefits	5
Wage Expense	338
Employee Services	1
Travel and Entertainment	—
Bank Transaction Fees	1
Professional Fees	206
Stock Compensation Expense (Benefit), Net	—
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	—
Administrative and Sales Expense	12
Product Services Expense	—
Bad Debts	—

Total Operating Expenses	568

Operating Income/(Loss)	(568)

Interest Expense, net	(97)
Other Income/(Expense)	2,132

Income Before Taxes	$1,468

Income Tax Expense/(Benefit)	—

Net Income/(Loss)	$1,468

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	10/31/2018

Assets
Cash	$13,053
Credit Card and Trade Accounts Receivable, Net	6,441
Accounts Receivable - Other	8,776
Merchandise Inventories	—
Prepaid Expenses and Other Assets	4,738
Income Taxes Receivable	78
Total Current Assets	33,086

Property and Equipment, Net	—
Capitalized Financing Fees, Net	—
Goodwill	—
Trademarks, Net	—
Other Assets, Net	2

Total Assets	$33,088

Liabilities and Stockholders' Deficit
Accounts Payable	9,169
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	14,404
Deferred Tax Liability	—
DIP Loans	9,612

Total Current Liabilities	$34,760

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	107
Liabilities Subject to Compromise	196,269

Total Liabilities	$231,369

Preferred Stock	—
Common Stock	4
Accumulated Deficit	(352,832)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	$(198,281)

Total Liabilities and Stockholders' Deficit	$33,088

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
October 1, 2018 to
(In Thousands)	October 31, 2018
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(439)

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit	(125)
(125)

Increase/(decrease) in cash and cash equivalents	(564)

Cash and cash equivalents at beginning of period	13,616

Cash and cash equivalents at end of period	$13,053

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of October 1, 2018 to October 31, 2018
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$2,841

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	9174	Gregg Appliances, Inc.	Operating Account	$ 12	$ 12	10/31/2018	No
1001	Corporate Account	9505	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ —	$ —	10/31/2018	No
1016	Cash Concentration	9455	Gregg Appliances, Inc.	Cash Dominion	$ —	$ —	10/31/2018	No
1017	Gregg AR DIP REVOLVER	ZT08	Gregg Appliances, Inc.	Excess cash on Wells Fargo AR DIP Revolver	$ 1,841	$ 1,841	10/31/2018	Yes
1051	Disbursements	9729	Gregg Appliances, Inc.	Checking	$ —	$ (251)	10/31/2018	No
1011	Restricted - Wells Fargo Escrow	Internal Wells Fargo Account	Gregg Appliances, Inc	Legal Reserve and Escrow for Whirlpool and Electrolux Matters	$ 11,450	$ 11,450	10/31/2018	No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of October 1, 2018 to October 31, 2018
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	$ 1,878	$ 170
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	$ —	$ —
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	$ 2,423	$ 136
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	$ —	$ 68
ICE MILLER LLP	Legal Services	$ 1,639	$ 203
BINGHAM GREENEBAUM DOLL LLP	Bankruptcy Services	$ 163	$ 19
MALFITANO PARTNERS	Bankruptcy Services	$ 66	$ —
COOLEY LLP	Bankruptcy Services	$ 2,087	$ 248
PROVINCE, INC.	Bankruptcy Services	$ 542	$ 44
DLA PIPER LLP US	Bankruptcy Services	$ —	$ 52
FAEGRE BAKER DANIELS LLP	Bankruptcy Services	$ —	$ 22
CHOATE HALL & STEWART LLP	Bankruptcy Services	$ —	$ 91
ASK LLP	Bankruptcy Services	$ —	$ —
GREAT AMERICAN GROUP	Bankruptcy Services	$ —	$ —

Total		$ 8,798	$1,053

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through October 2018.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 10/31/2018

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$(64)	$12	$—	$—	$1,870	$1,817
Wages Payable	—	—	—	—	—	—
Taxes Payable (1)	713	—	—	—	235	948
Rent/Leases-Building	—	—	—	—	3,759	3,759
Utilities Payable (2)	83	—	9	—	592	684
Insurance Reserves	1,667	—	—	—	—	1,667
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	11	—	—	—	2,301	2,312
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (2)	1,560	—	—	—	—	1,560
Unredeemed Gift Card Liability (2)	15	—	—	—	—	15
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	234	—	—	—	—	234
Other (2)	12,386	—	—	—	107	12,492
Total Post-Petition Debts	$16,604	$12	$9	$—	$8,863	$25,488

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable and any penalties charged for late payments beginning in July 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of October 1, 2018 to October 31, 2018
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ 68	$ 117	$ (185)	10/3; 10/17; 10/31	WIRE	$ —
FICA - Employee	$ 6	$ 8	$ (13)	10/3; 10/17; 10/31	WIRE	$ 0
FICA - Employer	$ 4	$ 5	$ (9)	10/3; 10/17; 10/31	WIRE	$ 0
Unemployment	$ —	$ —	$ —			$ —
Income	$ —					$ —
Total Federal Taxes	$ —	$ 130	$ (207)			$ (78)

State and Local
Withholding	$ 8	$ 14	$ (22)	10/3; 10/17; 10/31	WIRE	$ —
Sales and Use	$ (0)	$ —	$ —			$ (0)
Excise	$ —	$ —	$ —			$ —
Unemployment	$ —	$ —	$ —			$ —
Real Property	$ 3,474	$ —	$ —			$ 3,474
Personal Property	$ 1,582	$ —	$ —			$ 1,582
Other	$ 95	$ —	$ —			$ 95
Total State and Local	$ 5,160	$ 14	$ (22)			$ 5,151

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of October 31, 2018
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$1,904	$5,541	$7,444
+ Amounts billed during the period	—	—	$—
- Amounts collected during the period	—	0	$0
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	(1,004)	0	$(1,004)
Total Accounts Receivable at the end of the reporting period	$900	$5,541	$6,441

As of October 31, 2018
Accounts Receivable Aging

< 90	$ —	$ —	$—
91+	900	5,541	6,441
Total Accounts Receivable	900	5,541	6,441
Amount Considered Uncollectible	—	—	—
Accounts Receivable, Net	$900	$5,541	$6,441
	(1) / (2)
NOTES
(1) In July 2018, all Credit Card Receivables were written off with the exception of Pre-Petition funds withheld by Vantiv (Visa/Mastercard) in the amount of $900,000. Debtors understand some or all of that amount was applied against chargebacks by the Credit Card companies; however, will continue to carry balance until fully resolved.

(2) No reserves have been recorded against credit card receivables.
(3) $8.8M of Accounts Receivable - Other exists at 10/31/2018 for which aging information is not readily available.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date